As Amended on May 1, 2014

EXHIBIT A

to the

Administrative Services Agreement

Fund	Effective Date	Termination Date
Global Growth Fund	January 1, 2014	December 31, 2014
Global Small Capitalization Fund	January 1, 2014	December 31, 2014
Growth Fund[1]	January 1, 2014	December 31, 2014
International Fund[1]	January 1, 2014	December 31, 2014
New World Fund	January 1, 2014	December 31, 2014
Blue Chip Income and Growth Fund	January 1, 2014	December 31, 2014
Global Growth and Income Fund	January 1, 2014	December 31, 2014
Growth-Income Fund[1]	January 1, 2014	December 31, 2014
International Growth and Income Fund	January 1, 2014	December 31, 2014
Capital Income Builder	May 1, 2014	December 31, 2014
Asset Allocation Fund[1]	January 1, 2014	December 31, 2014
Global Balanced Fund	January 1, 2014	December 31, 2014
Bond Fund	January 1, 2014	December 31, 2014
Corporate Bond Fund	January 1, 2014	December 31, 2014
Global Bond Fund	January 1, 2014	December 31, 2014
High-Income Bond Fund[1]	January 1, 2014	December 31, 2014
Mortgage Fund	January 1, 2014	December 31, 2014
US Government/AAA-Rated Securities Fund[1]	January 1, 2014	December 31, 2014
Cash Management Fund[1]	January 1, 2014	December 31, 2014

Managed Risk Growth Fund[2]	January 1, 2014	December 31, 2014
Managed Risk Growth-Income Fund[2]	January 1, 2014	December 31, 2014
Managed Risk Blue Chip Income and Growth Fund[2]	January 1, 2014	December 31, 2014
Managed Risk New World Fund[2]	January 1, 2014	December 31, 2014
Managed Risk Asset Allocation Fund[2]	January 1, 2014	December 31, 2014

1 Fund offers Class 3 shares

2 Funds offer Class P1 and P2 shares only. Do not offer Class 1, 2, 3, or 4 shares.

As Amended on May 1, 2014

EXHIBIT A

to the

Insurance Administrative Services Plan

Fund	Effective Date	Termination Date
Global Growth Fund	January 1, 2014	December 31, 2014
Global Small Capitalization Fund	January 1, 2014	December 31, 2014
Growth Fund	January 1, 2014	December 31, 2014
International Fund	January 1, 2014	December 31, 2014
New World Fund	January 1, 2014	December 31, 2014
Blue Chip Income and Growth Fund	January 1, 2014	December 31, 2014
Global Growth and Income Fund	January 1, 2014	December 31, 2014
Growth-Income Fund	January 1, 2014	December 31, 2014
International Growth and Income Fund	January 1, 2014	December 31, 2014
Capital Income Builder	May 1, 2014	December 31, 2014
Asset Allocation Fund	January 1, 2014	December 31, 2014
Global Balanced Fund	January 1, 2014	December 31, 2014
Bond Fund	January 1, 2014	December 31, 2014
Corporate Bond Fund	January 1, 2014	December 31, 2014
Global Bond Fund	January 1, 2014	December 31, 2014
High-Income Bond Fund	January 1, 2014	December 31, 2014
Mortgage Fund	January 1, 2014	December 31, 2014
US Government/AAA-Rated Securities Fund	January 1, 2014	December 31, 2014
Cash Management Fund	January 1, 2014	December 31, 2014